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                                                                   EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-26145 and 333-33165.


                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
December 17, 1997